AGREEMENT

     This will confirm the agreement by and among all the  undersigned  that the
Schedule 13G/A filed on or about this date with respect to the beneficial ownership by the undersigned of shares of the Common Stock of DT Industries, Inc. is being filed on behalf of each of the persons or entities named below. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 8, 1997
                                        /s/ Sam Fox
                                        ----------------------------------------
                                        Sam Fox


                                        PEER INVESTORS L.P.

                                        By: Fox HG II Companies Investments,
                                            L.P., General Partner


                                        By: /s/ Sam Fox
                                            -----------------------------------
                                            Sam Fox
                                            General Partner


                                        FOX HG II COMPANIES INVESTMENTS, L.P.


                                        By: /s/ Sam Fox
                                            -----------------------------------
                                            Sam Fox
                                            General Partner


                                        HARBOUR GROUP INVESTMENTS II, L.P.

                                        By: Harbour Group II Management Co.,
                                            General Partner


                                        By: /s/ Sam Fox
                                            -----------------------------------
                                            Sam Fox
                                            Chairman and Chief Executive Officer


                                        HARBOUR GROUP II MANAGEMENT CO.


                                        By: /s/ Sam Fox
                                            -----------------------------------
                                            Sam Fox
                                            Chairman and Chief Executive Officer


                                        FOX FAMILY FOUNDATION


                                        By: /s/ Sam Fox
                                            -----------------------------------
                                            Sam Fox
                                            Trustee